Exhibit 99.2

1 GSBR-1290 Obesity Topline Data Presentation June 2024

2 Disclaimers and Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements concerning the Company’s future plans and prospects, any expectations regarding the safety, efficacy, tolerability and chemistry, manufacturing and controls and scalability of GSBR-1290 under development based on the topline clinical data from the Phase 2a study of GSBR-1290 in patients with type 2 diabetes mellitus (T2DM) and obesity, including the potential for maintained or increased efficacy results with longer duration of treatment, the ability of GSBR-1290 to treat T2DM, obesity, chronic weight management or related indications, the planned initiation and study design of the Company's Phase 2b study for GSBR-1290 in patients with obesity and the timing thereof; the update from the capsule to tablet formulation bridging optimization study of GSBR-1290; the planned timing to submit an investigational new drug application to support a Phase 2b study for chronic weight management for GSBR-1290; the planned timing of the Company's data results and continued development of GSBR-1290 and next generation combination GLP-1R candidates; the Company’s anticipated milestones; the anticipated market opportunity for GSBR-1290 and oral small molecules and the Company’s expected cash runway until 2026. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Readers are cautioned that actual results, levels of activity, safety, efficacy, performance or events and circumstances could differ materially from those expressed or implied in the Company’s forward-looking statements due to a variety of risks and uncertainties, which include, without limitation, risks and uncertainties related to topline results that the Company reports is based on a preliminary analysis of key efficacy and safety data, and such data may change following a more comprehensive review of the data related to the clinical trial and such topline data may not accurately reflect the complete results of a clinical trial, the preliminary nature of the results due to length of the study and sample size and results from earlier clinical trials not necessarily being predictive of future results, including the results using the least square means and mixed model for repeated measures which uses all available data, including data from patients who did not follow-up at 12 weeks, and estimates how patients with missing data would have responded based on patients who continued the study and had similar baseline characteristics (implicit imputation), potential delays in the IND submission or commencement, enrollment and completion of the Company's planned Phase 2 trials, including the Company will need to receive allowance from the FDA to proceed before initiating the planned Phase 2b trial, the Company's ability to advance GSBR-1290, LTSE-2578, ANPA-0073 and its other therapeutic candidates, obtain regulatory approval of and ultimately commercialize the Company's therapeutic candidates, competitive products or approaches limiting the commercial value of the Company's product candidates,the timing and results of preclinical and clinical trials, the impact of any data collection omissions at any of our clinical trial sites, the Company’s ability to fund development activities and achieve development goals, the Company's reliance on third parties, including clinical research organizations , manufacturers, suppliers and collaborators, over which it may not always have full control, the impact of any global pandemics, inflation and supply chain issues on the Company’s business, its ability to protect its intellectual property and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 8, 2024, Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 filed with the SEC on May 9, 2024, and future reports the Company may file with the SEC from time to time. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

3 Agenda Opening Remarks and Overview Raymond Stevens, Ph.D. Chief Executive Officer GSBR-1290 Obesity Topline Data • Efficacy Summary • Safety and Tolerability Summary • Pharmacokinetic (PK) summary Blai Coll, M.D., Ph.D. VP Clinical Development GSBR-1290 Planned Next Steps • Phase 2b 36-week Obesity study Blai Coll, M.D., Ph.D. GSBR-1290 Opportunity & Building a Leading Oral Small Molecule Portfolio Raymond Stevens, Ph.D. Q&A Raymond Stevens, Ph.D., CEO Blai Coll, M.D., Ph.D., VP Clinical Development Mark Bach, M.D., Ph.D., Chief Medical Officer Xichen Lin, Ph.D., Chief Scientific Officer Jun Yoon, Chief Financial Officer

4 Our Mission is to Make Medicines More Accessible to All PEPTIDE OR BIOLOGIC MEDICINES ACCESSIBLE FOR ALL ORAL SMALL MOLECULE

5 We believe GSBR-1290 Obesity Data Position for Potential Best-in-Class Oral GLP-1RA Best-in-Class Criteria GSBR-1290 Performance through Phase 2a Competitive Efficacy 6.2 – 6.9% placebo-adjusted weight loss at 12 weeks Safety No liver liability Large safety window – potential to go higher in dose Tolerability 5 – 11% AE-related study discontinuations Once-Daily Dosing PK supports QD dosing No fasting requirement Manufacturable at Scale and Low COGS Scalable to potentially serve >120 million patients GMP batches for Phase 2b studies completed

6 GSBR-1290 Obesity Topline Results Efficacy Summary

7 GSBR-1290 Phase 2a Study Design in Overweight or Obese Participants 5 mg 15 mg 30 mg 60 mg 90 mg 120 mg Follow up 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 weeks PBO PBO PBO PBO PBO PBO Follow up (n=37) (n=27) Healthy Overweight / Obese Participants N= 64* * Cohort of 24 participants added as replacements ** Analysis based on the primary efficacy estimand Key Eligibility Criteria: • Healthy overweight/obese adult men and women • BMI ≥27.0 and ≤40.0 kg/m2 • HbA1c ≤6.5% • Age ≥18 and ≤75 years Primary Endpoint: • Safety and tolerability Secondary Endpoint: • Change in body weight (%) from baseline to Week 12** Once Weekly Titrations

8 GSBR-1290 Phase 2a Study Baseline Characteristics Phase 2a Obesity Study (12 week) N=64, Randomized GSBR-1290 capsule Characteristics Mean (SD) or N (%) 120 mg (N=37) Placebo (N=27) Age, years 45.1 (14.3) 44.7 (12.0) Sex, female, N (%) 20 (54.1) 11 (40.7) Hispanic or Latino, N (%) 16 (43.2) 13 (48.1) Weight, kg 90.2 (14.3) 91.5 (14.4) BMI, kg/m2 31.5 (3.2) 31.6 (3.0) HbA1c, % 5.5 (0.3) 5.5 (0.4) No significant differences in baseline characteristics between original and replacement cohorts

9 • 6.2% placebo-adjusted weight loss observed after 12 weeks • Statistically significant weight reduction over 12 weeks with a clear separation compared to placebo GSBR-1290 120 mg % Change in Body Weight, placebo-adjusted -6.2 95% Confidence Interval (CI) -8.9, -3.6 P-value vs placebo* <0.0001 GSBR-1290 Dosing/ Titration (mg) 5 15 30 60 90 120 GSBR-1290 Phase 2a Results: Significant Weight Loss Observed at 12 Weeks * Least-Squares Means, CI and p value from Mixed Model for Repeated Measures. -6.2 0.0 -8 -7 -6 -5 -4 -3 -2 -1 0 1 2 0 2 4 6 8 10 12 Body Weight Change From Baseline (%) LSM ± SE Weeks Absolute % Body Weight Change From Baseline Over 12 Weeks Placebo GSBR-1290 120 mg

10 • 67% participants receiving GSBR-1290 achieved at least a 6% weight loss • 33% achieved at least a 10% weight loss • 0% of participants receiving placebo achieved at least a 5% weight loss 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% ≥ 6% ≥ 8% ≥ 10% Percentage of GSBR-1290 dosed participants achieving weight loss over 12 weeks* 67% 56% 33% GSBR-1290 Phase 2a Results: Two Thirds of Participants Reported at least 6% Weight Loss Percentage of weight loss over 12 weeks Percentage of participants *Analysis based on the primary efficacy estimand

11 GSBR-1290 Capsule to Tablet PK Study Design Healthy Overweight / Obese Participants N= 54 * Cohort 3 15:3 PBO Screening 5mg 15mg 30mg 60mg capsule 60mg tablet Follow up 60mg tablet 60mg capsule -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Cohort 2 15:3 PBO Screening 15mg 30mg 60mg 90mg 120mg Follow up Cohort 1 15:3 PBO Screening 10mg 20mg 30mg 60mg 90mg 120mg Follow up Key Eligibility Criteria: • Healthy overweight/obese adult men and women • BMI ≥27.0 and ≤40.0 kg/m2 • Age ≥18 and ≤75 years Objectives: • Safety and tolerability of the tablet formulation, with different starting doses and titration schemes • Assess comparability of capsule and tablet at 60 mg • Exploratory effects of GSBR-1290 on change from baseline in body weight ** * Tablet formulation used with the exception of Cohort 3 crossover Weeks 8-12 ** Analysis based on the primary efficacy estimand Weeks Key baseline demographics similar across cohorts Mean baseline BMI of 30 kg/m2

12 GSBR-1290 120 mg (C1) GSBR-1290 120 mg (C2) GSBR-1290 60 mg (C3) % Change in Body Weight, placebo-adjusted -6.9 -6.8 -6.2 95% CI -9.4, -4.3 -9.4, -4.2 -8.8, -3.7 P-value vs placebo* <0.0001 <0.0001 <0.0001 -7 -6 -5 -4 -3 -2 -1 0 1 2 0 2 4 6 8 10 12 Body Weight Change From Baseline (%) LSM ± SE Weeks Absolute % Body Weight Change From Baseline Over 12 Weeks Placebo Cohort 1 Cohort 2 Cohort 3 * LSM, CI and p value from Mixed Model for Repeated Measures. • 6.2% to 6.9% placebo-adjusted weight loss observed after 12 weeks • Statistically significant weight reduction at 12 weeks for both 60 mg and 120 mg doses GSBR-1290 120 mg (Cohort 1) GSBR-1290 120 mg (Cohort 2) GSBR-1290 60 mg Cohort 3 GSBR-1290 Capsule to Tablet PK Study Results: Significant Weight Loss Observed with Tablet Formulation -5.8 -6.3 -6.4 0.5

13 GSBR-1290 Obesity Data Compare Favorably to for Other Oral Selective GLP-1RAs Peptide Selective GLP-1R Agonist Sample size indicate total number of subjects enrolled study drug and placebo ☨ Indicates approximate 12 week weight loss, extrapolated by the Company using data from 36 week study (Orforglipron, NEJM 2023) and 68 week study (Semaglutide, The Lancet 2023). * EASD 2022: OP#588 **No head-to-head study has been conducted evaluating GSBR-1290 against the other product candidates included herein. Differences exist between study designs and conditions, and caution should be exercised when comparing data across studies. Oral Small Molecule Selective GLP-1R Agonists GSBR-1290 Cross trial comparison of 12 Week Placebo-adjusted % Change in Body Weight -6.9% -6.8% -6.2% -6.2% -6.5% -6.6% -3.7% -10% -9% -8% -7% -6% -5% -4% -3% -2% -1% 0% 120 mg QD (Tablet) Obesity 12 wk Cohort 1 (n=18) 120 mg QD (Tablet) Obesity 12 wk Cohort 2 (n=18) 120 mg QD (Capsule) Obesity 12 wk Ph 2a (n=64) 60 mg QD (Tablet) Obesity 12 wk Cohort 3 (n=18) Orforglipron 45 mg QD Obesity @12 wk in 36 wk☨ (n=111) Danuglipron* 200 mg BID Obesity 12 wk (n=28) Semaglutide (oral peptide) 50 mg QD Obesity @12 wk in 68 wk☨ (n=667) __

14 GSBR-1290 Obesity Topline Results Safety and Tolerability

15 GSBR-1290 Phase 2a Study Participant Disposition Phase 2a Obesity Study (12 week) N=64, Randomized GSBR-1290 capsule Number of Participants Reporting N (%) 120mg (N=37) Placebo (N=27) Discontinued study not due to AEs 5 (13.5) 1 (3.7) Discontinued study due to AEs related to treatment 2 (5.4)* 0 Dose discontinuation, down titrated or hold due to AEs Dose discontinuation 2 (5.4)* 0 Dose reduced 15 (40.5) 0 Dose temporarily on hold 2 (5.4) 0 Completed study 30 (81.1) 26 (96.3) • Low (5.4%) AE-related study discontinuations *Same two participants, both with GI-related AEs

16 Participants with at least one event during 12 week period, N (%) 120 mg (N=37) Placebo (N=27) Serious Adverse Events 0 0 Nausea Mild Moderate Severe 33 (89.2) 15 (40.5) 18 (48.6) 0 3 (11.1) 3 (11.1) 0 0 Vomiting 23 (62.2) 1 (3.7) Constipation 16 (43.2) 4 (14.8) Decreased appetite 15 (40.5) 3 (11.1) GSBR-1290 Phase 2a Study: Safety and Tolerability Gastrointestinal-related AEs Most Common in Rapid 12 Week Titration Dose Titration Phase 0 10 20 30 40 50 60 70 80 90 100 1 2 3 4 5 6 7 8 9 10 11 12 Percent of participants Weeks GSBR-1290 5 15 30 60 90 120 Dosing/Titration weeks (mg) Incidence of Nausea Over Time (at least one event during 12 week period) Titration Completion weeks • All AEs mild or moderate • No serious adverse events • Incidence of nausea decreased over time • Similar attenuation with other GI-AEs GI Tolerability Summary

GSBR-1290 Obesity Studies: Safety and Tolerability

Liver Profile

Number of Participants Reporting N (%)	Phase 2a Obesity Study (GSBR-1290 capsule): 120 mg (N=37)	Phase 2a Obesity Study (GSBR-1290 capsule): Placebo (N=27)	Capsule to Tablet PK Study (GSBR-1290 tablet): 120 mg (C1, C2) (N=30)	Capsule to Tablet PK Study (GSBR-1290 tablet): 60 mg (C3) (N=15)	Capsule to Tablet PK Study (GSBR-1290 tablet): Placebo (N=9)
Serious Adverse Events	0	0	0	0	0
Drug Induced Liver Injury (DILI)	0	0	0	0	0
Hepatic enzymes increased*	0	0	0	0	0
Mean Change from Baseline to Week 12					
ALT**, (U/L) Mean (SD)	-2.2 (11.7)	-1.4 (8.1)	-0.9 to 2.6	1.6 (11.2)	-3.0 (5.2)
AST**, (U/L) Mean (SD)	-1.4 (7.2)	-3.0 (11.5)	1.1 to 2.5	-1.4 (5.7)	-1.7 (3.4)
3 or > ULN in ALT or AST	1 (2.7)[1]	1 (3.7)[2]	1 (3.3)[3]	0	0
5 or > ULN in ALT or AST	0	0	0	0	0
10 or > ULN in ALT or AST	0	0	0	0	0

- **No DILI or permanent elevations in liver enzymes**
- **No study discontinuations related to liver function**

[1] Female participant with a sporadic increase in ALT (3.9xULN) and AST (2xULN) at day 44, and returned to normal at day 48 without stopping study drug
[2] Male participant with fluctuations in ALT/AST throughout the study with a peak at day 30 (both ALT and AST @3xULN) associated with an increase in creatinine kinase in the context of a viral syndrome
[3] Male participant with an isolated increase in AST (4XULN) at day 84 associated with an increase in creatinine kinase

**Preferred term in the TEAE reported in the safety database*
*** Alanine aminotransferase (ALT) and Aspartate aminotransferase (AST)*

STRUCTURE THERAPEUTICS

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18 GSBR-1290 PK Summary and Comparability of Capsule to Tablet Formulation

19 GSBR-1290 Overall Properties Confirm Once Daily (QD) Dosing * Median (min-max) ** At 24h post-dose *** The T1/2 at Day 49 in the capsule study @120 mg does not capture samples beyond 24h (half-life value might be underestimated) *10 ng/mL threshold identified through NHP studies that demonstrated maximum insulin secretion Geometric mean (% CV) plasma PK parameters across studies 10 ng/ml§ Cave for maximum target engagement for insulin secretion GSBR-1290 Efficacy Full agonist and minimal β-arrestin signal AUC driven efficacy and favorable free drug concentration Generally proportional exposure between 60 and 120 mg doses Plasma concentration at 24 hours above 10 ng/mL§ for 120 mg Safety and Tolerability Large safety window with minimal tissue accumulation based on non-clinical data Different formulations underway to modulate PK characteristics Molecular and Pharmacokinetic Properties § 10 ng/mL Cave correlated with maximum insulin secretion in NHP studies Phase 2a Study Obesity Capsule to Tablet PK Study (GSBR-1290 capsule to tablet) 120 mg Capsule 120 mg (C1, C2) Tablet 60 mg (C3) Tablet 60 mg Capsule AUC0-tau (ng*h/mL) 1370 (60.0) 1500 (60.6) 654 (93.8) 624 (60.9) Cmax,ss (ng/mL) 190 (92.8) 192 (104) 101 (170) 79.2 (105) Tmax, ss* (h) 6.0 (2.0–23.9) 3.5 (0.9 – 24.1) 3.5 (2.0-24.0) 8.0 (2.0-23.9) CTrough (ng/mL)** 11.0 (128) 14.1 (120) 3.8 (134) 5.4 (174) T½ el (h) 5.3 (36.8) *** 8.5 (24.5) 4.7 (28.8) 6.5 (45.5)

20 GSBR-1290 Next Steps and Summary Phase 2b Obesity Study (36 week)

21 Capsule to Tablet PK Study Key Learnings Inform Phase 2b Study Design % of participants reporting at least one event 0% 10% 20% 30% 40% 50% 60% 70% 80% 5 mg 10 mg 15 mg 5 mg 20 mg 30 mg First week Second week Nausea Vomiting Go Slow Start Low Week 1 Participants receiving 5 mg associated with lowest incidence of GI events Week 2 Improved tolerability with slower titration Low (11%) AE-related study discontinuations in Capsule to Tablet PK Study Cohort 3 Cohort 1 Cohort 2 Cohort 3 Cohort 1 Cohort 2

GSBR-1290 Phase 2b Obesity Study (36 weeks) Anticipated to Initiate in Q4 2024

~ 300 participants

Obesity: BMI $\geq$ 30

Overweight: BMI $\geq$ 27 with comorbidity

(R)

Phase 2b Dose Selection on going

GSBR-1290
Multiple maintenance doses

Start Low, Go Slow

- **Lower 5mg** starting dose
- **Slower 4 week** titration to optimize tolerability
- Preclinical and clinical safety data enables ability to **increase dose >120mg**

Placebo

Primary Endpoint:

- Mean % weight change at 36 weeks

Secondary Endpoints:

- % of participants with $\geq$ 5, 10, 15% weight reduction
- Other parameters: changes in waist circumference, blood lipids, blood pressure
- CV biomarkers

- **On track to submit IND to FDA to support study for chronic weight management in Q3 2024**
- **On track to initiate Phase 2b study (36 week) in Q4 2024**

STRUCTURE THERAPEUTICS
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23 New GSBR-1290 Obesity Data Demonstrate Potential Best-in-Class Profile Foundational Backbone Asset in Oral Small Molecule Metabolic Portfolio EFFICACY RESULTS 6.2% placebo-adjusted weight loss at 12 weeks in Phase 2a Obesity 6.2 to 6.9% placebo-adjusted weight loss at 12 weeks with new tablet formulation Proportional PK exposure and once daily dosing SAFETY RESULTS More than 200 participants exposed to GSBR-1290, up to 12 weeks Safety profile consistent with the large safety margin seen in GLP-tox studies No DILI or discontinuations due to liver function TOLERABILITY RESULTS Low (5 – 11%) AE-related study discontinuations Attenuation of GI-related AEs over time • Key Learnings: Lower starting dose, monthly titration, tablet formulation • Potential to go higher in dosing for the 36-week Phase 2b Obesity Study; Expected to Start in Q4 2024 Competitive Efficacy Results and Once Daily Dosing as an Oral Small Molecule

24 GSBR-1290 Opportunity

12-week Data Positions GSBR-1290 as Potential Best-in-Class Oral GLP-1RA

Original GLP-1RA Oral Small Molecule
Aspirational Target Product Profile

- ✓ Highly potent, non-peptide, full GLP-1R agonist with minimal β-arrestin signaling engagement
- ✓ Weight loss comparable to injectable GLP-1R peptides
- ✓ Designed for ~24 hour drug exposure to enable QD dosing in a large patient population
- ✓ Clean 6 and 9 month GLP-tox studies with high safety margin, rat NOAEL 1000 mg/kg
- ✓ Ability to modulate C_{max} and tolerability with formulation technologies
- ✓ Scalability in commercial manufacturing



STRUCTURE THERAPEUTICS

GSBR-1290

More than 800 million patients globally can benefit with GLP-1RAs


>75%
of patients initially preferred a daily oral medication over a weekly injectable1
76.5%
Daily Oral
23.5%
Weekly Injection

Boye et al, 2021 Diabetes Obesity Metabolism https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7839441/

Oral small molecules could potentially help unlock a > $100 billion GLP-1RA market opportunity

STRUCTURE THERAPEUTICS

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26 1. 2022 World Health Organization https://www.who.int/news-room/fact-sheets/detail/obesity-and-overweight 2. Trust for America’s Health Report https://www.tfah.org/report-details/stateofobesity2019/#:~:text=Obesity%20is%20a%20growing%20epidemic,100%20million%20people%20%E2%80%93%20have%20obesity. 3. https://www.fda.gov/drugs/drug-safety-and-availability/drug-shortages 4. 2023 Sales, GlobalData, Drugs database https://www.globaldata.com/media/pharma/glp1-agonists-set-to-become-the-best-selling-drugs-in-2024-says-globaldata/ We are Committed to Developing Oral Small Molecules to Meet the Unmet Needs of a Very Large Global Obesity Patient Population >5 million in US Oral Small Molecules – Ability to Scale GLP-1RA Peptides Challenging to Scale Shortage and supply chain constraints3 1.5 billion people in 2030 >$100 billion Total Addressable Market > $30 billion Sales4 >800 million worldwide >100 million 1 in US2

27 We Believe GSBR-1290 can be Commercially Manufactured at Scale ~6,000 tons • Synthetic route locked and ready for planned batches • Manufacturing of Phase 2b GMP supply completed1 • Current manufacturing capacity of 6,000 tons/year to supply >120M patients 0.001 0.01 0.1 1 10 100 1000 10000 100000 0 100 200 300 400 CoG Scale Current Scale Scale Up COGS Down Cost of Goods COGS PRECLINICAL PHASE 1 AND 2A PHASE 2B PHASE 3 COMMERCIAL GSBR-1290 API Cost: ~2x/kg GSBR-1290 API Cost: ~5x/kg GSBR-1290 API Cost: ~100x/kg GSBR-1290 API Cost: ~x/kg GSBR-1290 API Cost: ~3x/kg Scale 1. Based on current clinical study design 120 million patients/year

28 We believe GSBR-1290 Obesity Data Position for Potential Best-in-Class Oral GLP-1RA Best-in-Class Criteria GSBR-1290 Performance through Phase 2a Competitive Efficacy 6.2 – 6.9% placebo-adjusted weight loss at 12 weeks Safety No liver liability Large safety window – potential to go higher in dose Tolerability 5 – 11% AE-related study discontinuations Once-Daily Dosing PK supports QD dosing No fasting requirement Manufacturable at Scale and Low COGS Scalable to potentially serve >120 million patients GMP batches for Phase 2b studies completed

29 Number of patients with access Where does GSBR-1290 fit in the GLP-1RA landscape? Phase 2a Proof of Concept 12 weeks Phase 2b Dose Range Finding 36 weeks Phase 3 Pivotal 52+ Weeks AmylinR, GIPR, GCGR, APJR GSBR Oral Combinations with GSBR-1290 -1290 Aspirational Targets1 • Mid to High Teen Percent Weight Loss • Low Adverse Events • Long Term Usage • Broad Accessibility GSBR-1290 Backbone and Foundation 2024 2025 2026 2027 2028 How We Win 6.2 – 6.9% Weight Loss 1. These selective targets are aspirational, and are based on assumptions and estimates by the Company that may prove to be wrong. In addition, the results of prior clinical trials and preclinical studies are not necessarily predictive of future results, and any extrapolations based on past results are inherently uncertain and imprecise. Therefore, investors are cautioned to not rely on these aspirational targets.

30 Strong Momentum with Multiple Potential Catalysts in 2024 – 2026 1H 2024 1H 2025 GSBR-1290 (Oral GLP-1R) Phase 2a Data June Oral GIPR Anticipated Milestones – Entire Oral Small Molecule Portfolio ANPA-0073 (Oral APJR) Phase 2 Ready LTSE-2578 (Oral LPA1R) Phase 1 Data 2H 2025 Phase 1 Start June 2024 Selective Weight Loss Preclinical Validation 2H 2025 Obesity Phase 2 Initiation 2025 ~$436.4 million in cash1 as of 3/31/2024 expected to fund operations through 2026 1. Cash includes cash, cash equivalents and short-term investments Oral AmylinR Oral GCGR 2H 2024 2026 Phase 3 Start 2026 Phase 1 Start 2H 2025 Phase 1 Data 2026 Phase 1 Start 1H 2026 Development Candidate 1H 2025 Development Candidate 1H 2026 Lead Optimization Lead Optimization Hits Lead Optimization Hits Hits Discovery IPF SAD/MAD Selective Weight Loss Clinical Study Phase 2b Data Q4 2025 Phase 2b Obesity Start Q4 2024 Development Candidate Q4 2024 IND Submission

31 Thank you ir@structuretx.com www.structuretx.com